EXHIBIT 3A
                                                                     ----------

                       FORM OF SPECIMEN STOCK CERTIFICATE
                   FOR DONEGAL GROUP INC. CLASS A COMMON STOCK


         NUMBER                                                     SHARES

         DA-
             ---------                                              --------

                               DONEGAL GROUP INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                              Class A Common Stock
                                CUSIP 257701 20 1
                       SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT                                                 is the owner
                    ------------------------------------------------
of
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FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $.01 EACH, OF
THE CLASS A COMMON STOCK OF

DONEGAL GROUP INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers.

Dated:

/s/ Ralph G. Spontak                           /s/ Donald H. Nikolaus
-------------------------------                --------------------------------
Ralph G. Spontak, Secretary                    Donald H. Nikolaus, President


                        DONEGAL GROUP INC. CORPORATE SEAL

COUNTERSIGNED AND REGISTERED:

EQUISERVE TRUST CO., N.A.

TRANSFER AGENT AND REGISTRAR

By:
    --------------------------------
       (Authorized Signature)

                                  [OTHER SIDE]

                               Donegal Group Inc.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A FULL OR SUMMARY STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED BY THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common       UNIF GIFT MIN ACT -       Custodian
TEN ENT -- as tenants by the                             -----           -------
           entireties                                    (Cust)          (Minor)

JT TEN -- as joint tenants with right       under Uniform Gifts to Minors
          of survivorship and not as        Act
          tenants in common                    -------------------
                                                    (State)

         Additional abbreviations may also be used though not in the above list.


For value received,                        hereby sell, assign and transfer unto
                   -----------------------

Please insert Social Security or Other
Identifying Number of Assignee

Please print or typewrite name and address including postal zip code of assignee

                                                    Shares of the capital stock
----------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute
and appoint                             Attorney to transfer the said shares on
            --------------------------
the books of the within-named Corporation with full power of substitution in the premises.

Dated,
       --------------------         -----------------------------------
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.